UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 8, 2018

TESARO, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35587	27-2249687
(state or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Winter Street
Suite 3300
Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (339) 970-0900

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 7 — Regulation FD

Item 7.01             Regulation FD Disclosure

On January 8, 2018, TESARO, Inc. (“TESARO” or the “Company”) is attending the 36th Annual J.P. Morgan Healthcare Conference in San Francisco, California.  During meetings with investors, the Company expects to utilize a presentation containing a general business update, including with respect to the ZEJULA® commercial launch.  The presentation includes, among other things, various updated information with respect to ZEJULA’s U.S. market share among ovarian cancer patients and in the U.S. PARP market generally, and the expected range of ZEJULA net revenues for the quarter and fiscal year ended December 31, 2017. A copy of the presentation is attached to this current report as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this report, including Exhibit 99.1, is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section.  Furthermore, such information shall not be deemed to be incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

To the extent that the information in this report, including Exhibit 99.1, are not descriptions of historical facts regarding TESARO, they are forward-looking statements reflecting the current beliefs and expectations of management made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “anticipate,” “estimate,” “intend,” and similar expressions (as well as other words or expressions referencing future events, conditions, or circumstances) are intended to identify forward-looking statements. Examples of forward-looking statements contained in this report, including Exhibit 99.1, include, among others, statements regarding our expected ZEJULA net revenues for the quarter and fiscal year ended December 31, 2017, the potential size of the current and future market opportunities for our various products and product candidates and our various assumptions related thereto, the expected trends in duration of treatment with ZEJULA, the design and expected timing of initiation and data from our various planned niraparib, TSR-042, TSR-033, TSR-022, combination studies, and other ongoing clinical trials, and the details of our key near-term value drivers. Forward-looking statements in this report, including Exhibit 99.1, involve substantial risks and uncertainties that could cause our future results, performance, or achievements to differ significantly from those expressed or implied by the forward-looking statements. Such risks and uncertainties include, among others, uncertainties associated with the results of the final audit of our consolidated financial statements for the year ended December 31, 2017, risks related to competition, the uncertainties inherent in the execution and completion of clinical trials, uncertainties surrounding the timing of availability of data from clinical trials, uncertainties surrounding our ongoing discussions with and potential actions by regulatory authorities, risks related to manufacturing and supply, risks related to intellectual property, and other matters that could affect the availability or commercial potential of our products and product candidates. TESARO undertakes no obligation to update or revise any forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of the Company in general, see TESARO’s Annual Report on Form 10-K for the year ended December 31, 2016 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2017.

Section 9 — Financial Statements and Exhibits

Item 9.01                   Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

99.1	TESARO, Inc. presentation to be used at the 36th Annual J.P. Morgan Healthcare Conference in San Francisco, California beginning January 8, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESARO, Inc.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
Senior Vice President, General Counsel and Secretary

Dated:  January 8, 2018

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